SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam --     Global Growth Fund
Fiscal period ending:    10/31/97
Inception date (if less than 10 years of performance):
Class A Shares

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1000     $1000       $1000

ERV =  Ending Redeemable Value   $1096.82  $1894.88    $2727.65

T   =  Average Annual
       Total Return               9.68%   13.64%       10.56%

              *Life of fund, if less than 10 years
SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam --     Global Growth Fund
Fiscal period ending:    10/31/97
Inception date (if less than 10 years of performance):
Class B Shares

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1000     $1000       $1000

ERV =  Ending Redeemable Value   $1105.38  $1914.56    $2666.06

T   =  Average Annual
       Total Return               10.54%    13.87%        10.30%*

              *Life of fund, if less than 10 years

SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam --     Global Growth Fund
Fiscal period ending:    10/31/97
Inception date (if less than 10 years of performance):
Class M Shares

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1000     $1000       $1000

ERV =  Ending Redeemable Value   $1116.79   $1889.45   $2637.54

T   =  Average Annual
       Total Return               11.68%     13.57%   10.18%

              *Life of fund, if less than 10 years

SCHEDULES FOR COMPUTATION OF PERFORMANCE QUOTATIONS

Fund name: Putnam --     Global Growth Fund
Fiscal period ending:    10/31/97
Inception date (if less than 10 years of performance):
Class Y Shares

TOTAL RETURN

Formula  --  Average Annual Total Return:  ERV = P(1+T)^n

n   =  Number of Time Periods    1 Year    5 Years      10 Years*

P   =  Initial Investment        $1000     $1000       $1000

ERV =  Ending Redeemable Value   $1167.48  $2044.09    $2943.24

T   =  Average Annual
       Total Return               16.75%     15.37%       11.40%*

              *Life of fund, if less than 10 years